                                                               Draft
                                                               March 21, 1997


                              LeCROY CORPORATION

                              2,000,000 Shares*

                                 Common Stock


                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                  March , 1997

PRUDENTIAL SECURITIES INCORPORATED
COWEN & COMPANY
SALOMON BROTHERS INC
NEEDHAM & COMPANY, INC.
  As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

          LeCroy Corporation, a Delaware corporation (the "Company"), and the stockholders of the Company named in Schedule 2 hereto (the "Selling Stockholders") hereby confirm their respective agreements with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

          1.  Securities.  Subject to the terms and conditions herein contained,
              ----------
the Company proposes to issue and sell to the several Underwriters an aggregate of 658,838 shares (the "Company's Firm Securities") of the Company's Common Stock, par value $0.01 per share

--------------------
 /*/ Plus an option to purchase from the Company up to an aggregate of 300,000 additional shares to cover over-allotments.

("Common Stock"), and the Selling Stockholders severally (and not jointly) propose to sell to the several Underwriters an aggregate of 1,341,162 shares of Common Stock (the "Selling Stockholders' Firm Securities") as indicated on
Schedule 2 hereto. Collectively, the Company's Firm Securities and the Selling Stockholders' Firm Securities are hereinafter referred to as the "Firm Securities." In addition, the Company proposes to sell to the several Underwriters not more than 300,000 shares of Common Stock, if requested by the Representatives as provided in Section 3(b) of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters from the Company pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

          2.  Representations and Warranties.
              ------------------------------

          (a) The Company hereby represents and warrants to, and agrees with, each of the several Underwriters that:

            (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (File No. 333-22117) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A)(1) or (i)(A)(2) of this sentence, as have been furnished to and approved by the Representatives prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration statement shall be effective upon

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          filing with the Commission.  As used in this Agreement, the term
          "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (A) all financial schedules and exhibits thereto, (B) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; the term "Prospectus" means: (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of the immediately preceding clauses (A), (B) or (C), all documents incorporated by reference therein filed under the Exchange Act; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, Prospectus or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by

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          reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

            (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment of supplement thereto was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein. If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in

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          compliance with and that is effective upon filing pursuant to Rule
          462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

              (iii) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

              (iv) The Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

              (v) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares and as otherwise set forth in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

              (vi) The Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus and, at the Firm Closing Date, will have a capitalization as set forth in the "As Adjusted" column under the heading "Capitalization" in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date, as the case may be, after payment therefor in accordance herewith, will be validly issued,

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          fully paid and nonassessable. No holder of outstanding shares of capital stock of the Company is entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

              (vii) The capital stock of the Company conforms to the description thereof contained in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus .

              (viii) Except as disclosed in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, as of the date hereof there are no outstanding
          (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

              (ix) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus fairly present, on the basis stated in such document, the information included therein.

              (x) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, are independent public

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          accountants as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

              (xi) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              (xii) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or any required Integrated Prospectus and are not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and, to the best of the Company's knowledge, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement, the Prospectus or any required Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, in the most recent Preliminary Prospectus) or filed as required.

            (xiii) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

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              (xiv) The Company has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities under this Agreement).

              (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, (A) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case other than in the ordinary course of business; (B) except as you have been advised in writing, the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (C) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xvi) The Company and each of its subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xvii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any

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          required Integrated Prospectus are not in existence, the most recent
          Preliminary Prospectus.

              (xviii) The Company and its subsidiaries own, possess or have the right to use, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectu s.

              (xix) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xx) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xxi) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xxii) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated hereby will not cause the Company to become an investment company subject to registration under such Act.

              (xxiii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xxiv) Neither the Company nor any of its subsidiaries is in violation of any foreign, federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable foreign, federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violations of law or regulation, failures to receive required permits, licenses or other approvals and/or failures to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xxv) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

              (xxvi) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (xxvii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
          (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (xxviii) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to the property, business or operations of the Company and its subsidiaries, taken as a whole.

              (xxix) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or by-laws. Neither the Company nor any of its subsidiaries is in violation in any respect of any statute, law, governmental rule, regulation, order or decree of any court or governmental agency or body to which it or its property is subject or by which it or its property may be affected in any material adverse respect with regard to the property, business or operations of the Company and its subsidiaries, taken as a whole.

             (xxx) The Company and the Selling Stockholders have not distributed and, prior to the later of (A) the last Option Closing Date or, if no Option Securities are purchased, the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

              (xxxi) Subsequent to the respective dates as of which information is given in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

              (xxxi) LeCroy, S.A., a Swiss corporation (the "Subsidiary"), is the only subsidiary of the Company material to the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole; and the complete loss of any or all subsidiaries of the Company other than the Subsidiary would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

          (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the Company and each of the several Underwriters that:

              (ii) Such Selling Stockholder has full power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; this Agreement has been duly executed and delivered by such Selling Stockholder, and is the valid and binding agreement of such Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and the execution and delivery of this Agreement have been duly authorized by all necessary corporate or partnership action of such Selling Stockholder.

              (i) Such Selling Stockholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Stockholder, the "Power of Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing each of Lutz P.

          Henckels and John C. Maag, as such Selling Stockholder's attorney-in-fact (each, an "Attorney-in-Fact") each with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing the Company as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full power to enter into the Custody Agreement and the Power of Attorney and to perform its obligations under the Custody Agreement, and the execution and delivery of the Custody Agreement and the Power of Attorney have been duly authorized by all necessary corporate or partnership action of such Selling Stockholder. The Custody Agreement and the Power of Attorney have been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Such Selling Stockholder agrees that each of the Securities represented by the certificates deposited by such Selling Stockholder with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Stockholder for such custody, the appointment by such Selling Stockholder of each Attorney-in-Fact and the right, power and authority of each Attorney-in-Fact to execute and deliver this Agreement on behalf of such Selling Stockholder, to agree on the price at which the Securities (including such Selling Stockholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, or in the case of a corporate or partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event. If any such corporate or partnership Selling Stockholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such liquidation, dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorneys-in-Fact shall have received notice thereof.

              (iii) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

              (iv) Such Selling Stockholder has not, directly or indirectly, (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities under this Agreement).

              (v) The sale by such Selling Stockholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

              (vi) The sale of the Securities to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder (or any of its subsidiaries) is a party, or by which such Selling Stockholder (or any of its subsidiaries), or any of such Selling Stockholder's (or any of its subsidiaries') properties, are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder (or any of its subsidiaries), or its charter or partnership documents or by-laws or the charter or partnership documents or by-laws of any of its subsidiaries.

              (vii) Such Selling Stockholder has not distributed and, prior to the later of (A) the last Option Closing Date or, if no Option Securities are purchased, the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any

          Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

            (viii) Such Selling Stockholder has reviewed each of the Prospectus and any required Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, and the Registration Statement, and the information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate.

            (ix) Such Selling Stockholder does not have any right to have any securities registered under the Registration Statement in excess of the number of securities of such Selling Stockholder actually so registered.

            (x) Such Selling Stockholder further represents and warrants to, and agrees with each of the several Underwriters that (A) when the Registration Statement or any amendment thereto was or is declared effective, it did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and (B) when the Prospectus, any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date, the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus, as amended or supplemented at any such time, did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (x) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto or, if required to be filed under Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

          3.  Purchase, Sale and Delivery of the Securities.
              ---------------------------------------------

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, (A) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally (and not jointly), agrees to purchase from the Company, at a purchase price of $__ per share (the "Purchase Price"), the number of Firm Securities set forth opposite the name of such Underwriter in column (a) of Schedule 1 hereto and (B) each of the Selling Stockholders, severally (and not jointly), agrees to sell to the Underwriters, the number of Firm Securities set forth opposite the name of such Selling Stockholder on Schedule 2 hereto, and each of the Underwriters, severally (and not jointly), agrees to purchase from such Selling Stockholders, at the Purchase Price per share, the number of Firm Securities set forth opposite the name of such Underwriter in column (b) of Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company and such Selling Stockholders at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and such Selling Stockholders to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the accounts of the Company and such Selling Stockholders. Such delivery of and payment for the Firm Securities shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York at 9:30 A.M., New York time, on March ___, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and such Selling Stockholders will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

          (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the Purchase Price for the Firm Securities set forth above in paragraph (a) of this
Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 9 hereof, is herein called the "Option Closing Date" with respect to such

Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters shall become obligated severally (and not jointly) to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

          (c) The Company and the Selling Stockholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of such Securities from the Company and/or the Selling Stockholders. Furthermore, in the event that the Underwriters wire funds to the Company or the Selling Stockholders prior to the completion of the closing of a purchase of Securities, the Company and the Selling Stockholders hereby acknowledge that until the Underwriters execute and deliver a receipt for such Securities, by facsimile or otherwise, the Company and the Selling Stockholders will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wire funds are not returned by the Company or the Selling Stockholders to the Underwriters on the same day the wired funds were received by the Company or the Selling Stockholders, the Company and the Selling Stockholders agree to pay to the Underwriters in respect of each day the wire funds are not returned by it, in same-day funds, interest on the amount of such wired funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

          (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

          4.  Offering by the Underwriters.  Upon your authorization of the
              ----------------------------
release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

          5.  Covenants.
              ---------

          (a) The Company covenants and agrees with each of the Underwriters that:

            (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (B) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a)(i) hereof, any amendment or supplement to such prospectus or Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

            (ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any required Integrated Prospectus or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any required Integrated Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the

          Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectuses, the Prospectus or any required Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

           (iii) The Company will use its best efforts to qualify the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that
                                                       --------  -------
          in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

           (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the last Option Closing Date, any event occurs as a result of which the Prospectus or any required Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any required Integrated Prospectus that corrects such statement or omission or effects such compliance.

            (v) The Company will, without charge, provide (A) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (B) to each other Underwriter, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (C) of this sentence, the Company, not later than (1) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (2) 6:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 Noon, New York City time, on such date, will deliver to the Representatives, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

             (vi) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

             (vii) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus and any Integrated Prospectus.

             (viii) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or other capital stock of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, or any right to purchase or acquire, any shares of Common Stock or other capital stock of the Company for a period of 90 days after the date hereof, except that during such period the Company may (i) issue and sell shares of Common Stock to the Underwriters pursuant to this Agreement, (ii) grant options and make restricted stock awards pursuant to the Company's stock option and purchase plans described in (or described in a document incorporated by reference in) each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, and issue and sell shares of Common Stock upon exercise of such options and (iii) issue and sell shares of Common Stock to the LeCroy Corporation Employee Stock Ownership Trust; provided, that with respect to any issuance, grant, award or sale pursuant to clause (ii) of this paragraph, the Company agrees to use its best efforts to obtain from the beneficial owner of such options or Common Stock an agreement similar in substance to the agreements described in Section 7(i) hereof.

             (ix) The Company will obtain the agreements described in Section 7(i) hereof prior to the Firm Closing Date.

              (x) The Company will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities under this Agreement).

              (xi) If at any time prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus and any Integrated Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

             (xii) The Company will cause the Securities to be duly included for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will use its best efforts to ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

            (xiii) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (b) Each of the Selling Stockholders, severally (and not jointly) covenants and agrees with each of the Underwriters that:

              (i) Such Selling Stockholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, pledge, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or other capital stock of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, or any right to purchase or acquire, any shares of Common Stock or other capital stock of the Company for a period of 90 days after the date hereof, except pursuant to this Agreement.

              (ii) Such Selling Stockholder will not, directly or indirectly,
          (A) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities under this Agreement).

             (iii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

             (iv) As soon as such Selling Stockholder is advised thereof, such Selling Stockholder will advise the Representatives (and immediately thereafter confirm such advice in writing) (A) of receipt by such Selling Stockholder or by any representative or agent of such Selling Stockholder of any communication from the Commission relating to the Registration Statement, the Prospectus, any required Integrated Prospectus or any Preliminary Prospectus, or any notice or order of the Commission relating to the Company or the Selling Stockholders in connection with the transactions contemplated by this Agreement and
          (B) of the happening of any event which makes or may make any statement made in the Registration Statement, the Prospectus, any required Integrated Prospectus or any Preliminary Prospectus untrue or that requires the making of any change in the Registration Statement, the Prospectus, any required Integrated Prospectus or Preliminary Prospectus, as the case may be, in order to make such statement, in light of the circumstances in which it was made, not misleading.

          6.  Expenses.  The Company will pay all costs and expenses incident to
              --------
the performance of its and the Selling Stockholders' obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing or other production of the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus, any required Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of counsel, the accountants and any other experts or advisors retained by the Company and of one counsel for the Selling Stockholders, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Company or such Selling Stockholder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

          7.  Conditions of the Underwriters' Obligations.  The obligations of
              -------------------------------------------
the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers and the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective covenants and agreements hereunder and to the following additional conditions:

          (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely on Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York City time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company, any of the Selling Stockholders or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus, any Integrated Prospectus or otherwise).

          (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Bingham, Dana & Gould, counsel for the Company, to the effect that:

            (i) the Company has been duly organized and is validly existing as a corporation in corporate good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole;

            (ii) the Company has the corporate power to own or lease its properties and conduct its businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

            (iii) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and any Integrated Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; no holders of outstanding shares of capital stock of the Company are entitled as such under the Certificate of Incorporation or the by-laws of the Company or the General Corporation Law of the State of Delaware or, to the best knowledge of such counsel, otherwise, to any preemptive or other rights to subscribe for any of the Securities; and, to the best knowledge of such counsel, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement except such securities as are actually so registered;

              (iv) the statements set forth under the heading "Description of Capital Stock" in the Prospectus and any Integrated Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, are correct in all material respects, and the statements set forth under the headings "Business - Legal Proceedings," "Management - Stock Plans" and "Certain

          Transactions" in the Prospectus and any Integrated Prospectus and any document incorporated by reference therein, insofar as such statements constitute descriptions of statutes, rules or regulations, documents, proceedings or legal conclusions, are correct in all material respects;

              (v) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

             (vi) to the best knowledge of such counsel, (A) no legal or governmental proceedings are pending to which the Company or the Subsidiary is a party or to which the property of the Company or the Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus and are not described therein, and, no such proceedings have been threatened in writing against the Company or the Subsidiary or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

            (vii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their respective properties are bound, or the charter documents or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiary;

            (viii) the Registration Statement is effective under the Act; any required filing of the Prospectus or any Term Sheet that constitutes a part thereof pursuant to Rules 434 and 424(b) and any Integrated Prospectus has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, threatened or are contemplated by the Commission;

              (xi) the Registration Statement and each amendment thereto, any Rule 462(b) Registration Statement, the Prospectus and any Integrated Prospectus (in each case, other than the financial statements and related schedules and other financial, statistical and accounting information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder; and

              (x) no holder of outstanding shares of capital stock of the Company is entitled as such to any preemptive or other rights to subscribe for any of the Securities, and, to the best knowledge of such counsel, no holder of securities of the Company has any right which has not been exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

          Such counsel shall also state (it being understood that such counsel will not have independently verified the accuracy or completeness of the information contained in the Registration Statement, the Prospectus or any Integrated Prospectus, and except as otherwise expressly set forth in such counsel's opinion, it is not responsible for, and need not pass upon, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any Integrated Prospectus), that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any Integrated Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than The Commonwealth of Massachusetts, the State of Delaware or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who is satisfactory to counsel for the Underwriters. The foregoing opinion also shall state that such counsel believes that the Underwriters are justified in relying upon the opinion of such other counsel, and copies of the opinion of such other counsel shall be delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

          (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of ATAG Ernst & Young SA, counsel for the Subsidiary, to the effect that:

               (i) the Subsidiary has been duly organized and is validly existing as corporation in good standing under the laws of Switzerland and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole;

             (ii) the Subsidiary has the corporate power to own or lease its properties and conduct its businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus;

            (iii) the issued shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares and as otherwise set forth in the Prospectus and any Integrated Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

             (iv) no legal or governmental proceedings are pending to which the Subsidiary is a party or to which the property of the Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened in writing against the Subsidiary or with respect to any of its properties; and

              (v) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Subsidiary is a party or by which the Subsidiary or any of its properties are bound, or the charter documents or by-laws of the Subsidiary, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Subsidiary.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than Switzerland, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who is satisfactory to counsel for the Underwriters. The foregoing opinion also shall state that such counsel believes that the Underwriters are justified in relying upon the opinion of such other counsel, and copies of the opinion of such other counsel shall be delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

          (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Curtis, Morris & Safford, P.C., special patent counsel for the Company, to the effect that:

               (i) the Company owns or possesses licenses or other rights to use all intellectual property described in the Registration Statement, the Prospectus and any Integrated Prospectus as being owned by or licensed to the Company or used or proposed to be used by the Company;

              (ii) to the best knowledge of such counsel after due inquiry, there is no pending or threatened action, suit, proceeding or claim by others (1) challenging the scope or validity of any patents or patent applications owned by the Company or claiming a proprietary interest in any such patents or patent applications or otherwise challenging any rights claimed by the Company in or to any intellectual property, or (2) alleging that the Company infringes or otherwise violates the rights of any other person in or to any intellectual property; and

             (iii) the statements set forth under the headings "Risk Factors - Uncertainties Regarding Patents and Protection of Proprietary Technology" and "Business - Intellectual Property Rights" in the Prospectus and any Integrated Prospectus and in any document incorporated by reference therein, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who is satisfactory to counsel for the Underwriters. The foregoing opinion also shall state that such counsel believes the Underwriters are justified in relying upon the opinion of such other counsel, and copies of the opinion of such other counsel shall be delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

          (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of Goodwin, Procter & Hoar, counsel for the Selling Stockholders to the effect that:

              (i) each Selling Stockholder has full power to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver any Securities being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform such Selling Stockholder's obligations under the Custody Agreement; this Agreement, the Custody Agreement and the Power of Attorney have been duly executed and delivered by each Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power of Attorney are the legal, valid, binding and enforceable instruments of each Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

              (ii) the delivery to the several Underwriters by each Selling Stockholder of certificates for any Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects (assuming that the Underwriters purchase such securities for value and in good faith without notice of any adverse claim); and

            (iii) the sale of any Securities to the Underwriters by each Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which such Selling Stockholder (or any of its subsidiaries) is a party, or by which such Selling Stockholder (or any of its subsidiaries), or any of such Selling Stockholder's (or any of its subsidiaries') properties, are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to such Selling Stockholder (or any of its subsidiaries), or its charter or partnership documents or by-laws or the charter or partnership documents or by-laws of any of its subsidiaries.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than The Commonwealth of Massachusetts, the State of Delaware or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who is satisfactory to counsel for the Underwriters. The foregoing opinion also shall state that such counsel believes that the Underwriters are justified in relying upon the opinion of such other counsel, and copies of the opinion of such other counsel shall be delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

          (f) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus and any Integrated Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel all such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (g) The Representatives shall have received from Ernst & Young LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

              (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

              (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included or incorporated in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations;

            (iii) on the basis of a reading of the latest available interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement, the Prospectus and any Integrated Prospectus; and (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the December 31, 1996 unaudited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in digital oscilloscopes and related products revenues, high energy physics products revenues, service and other revenues, total revenues, income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

              (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement, the Prospectus, any Integrated Prospectus and any document incorporated by reference in the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (g) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (h) The Representatives shall have received a certificate, dated the Firm Closing Date, of Lutz P. Henckels, the President and Chief Executive Officer of the Company and John C. Maag, Vice President - Finance/Chief Financial Officer and Treasurer of the Company, to the effect that:

              (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

             (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus has been issued, and no proceedings for that purpose have been instituted or, to the best of the Company's knowledge, threatened or are contemplated by the Commission; and

            (iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus.

          (i) The Representatives shall have received from each person who is a director or executive officer of the Company and from each holder of 5% or more of the Company's Common Stock, an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or other capital stock of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, or any right to purchase or acquire, any shares of Common Stock or other capital stock of the Company for a period of 90 days after the date hereof; except in each case for bona fide gifts and transfers by will or by the laws of descent and distribution, provided that the donee, heir or legatee agrees in writing to be bound by similar restrictions on transfer.

          (j) The Representatives shall have received a certificate from each Selling Stockholder, signed by such Selling Stockholder, dated the Firm Closing Date, to the effect that:

              (i) the representations and warranties of such Selling Stockholder in this Agreement are true and correct as if made on and as of the Firm Closing Date;

             (ii) the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

            (iii) such Selling Stockholder has performed all covenants and agreements on its part to be performed or satisfied on or prior to the Firm Closing Date.

          (k) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

          (l) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

          All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

          The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

          8.  Indemnification and Contribution.
              --------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

              (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

             (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading,

              (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company and used in connection with the marketing of the Securities, including without limitation, slides, videos, films and tape recordings, or

              (v) any claim that the acquisition of shares of Common Stock by the Company from the LeCroy Corporation Employee Stock Ownership Trust as described in the Registration Statement or any amendment thereto or any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto violates Title I of the Employee Retirement Income Security Act of 1974, as amended, or gives rise to an excise tax under Section 4975 of the Internal Revenue Code of 1986, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the
                             --------  -------

Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not
                                  --------  -------
be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) or Section 5(a)(v) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) Each of the Selling Stockholders, severally, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, each other Selling Stockholder and each person who controls the Company, any Underwriter or such other Selling Stockholder within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director, officer, such Underwriter, such other Selling Stockholder or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such

Selling Stockholder specifically for use therein; provided, however, that such
                                                  --------  -------
Selling Stockholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) or Section 5(a)(v) of this Agreement; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer, such Underwriter, such other Selling Stockholder or any such controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. Notwithstanding any other provision of this paragraph (b), no Selling Stockholder shall be liable for indemnification hereunder in an aggregate amount exceeding the net proceeds (before deducting expenses) received by such Selling Stockholder in respect of the Securities sold by such Selling Stockholder to the Underwriters pursuant to this Agreement. This indemnity agreement will be in addition to any liability which such Selling Stockholder may otherwise have. Such Selling Stockholder will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or such Selling Stockholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, such Selling Stockholder, any such director or officer of the Company or any such controlling person of the Company or such Selling Stockholder may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both
       --------  -------
the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) or (b) of this Section 8, representing the indemnified parties under such paragraph (a) or (b) who are Underwriters or persons controlling any Underwriter and who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (e) In circumstances in which the indemnity agreements provided for in the preceding paragraphs of this Section 8 are unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Selling Stockholder shall be obligated to make contributions hereunder that in the aggregate exceed the net proceeds (before deducting expenses) received by such Selling Stockholder in respect of the Securities sold by such Selling Stockholder to the Underwriters pursuant to this Agreement. Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

          (f) The liability of each Selling Stockholder to the Underwriters for the representations, warranties and agreements contained in Section 2(b)(x) hereof, for any misstatements, omissions or inaccuracies in any statement made pursuant to Section 7(j) hereof and under the indemnity and contribution agreements set forth in this Section 8, shall not exceed, in the aggregate, the net proceeds (before deducting expenses) received by such Selling Stockholder in respect of the Securities sold by such Selling Stockholder to the Underwriters pursuant to this Agreement.

          9.  Default of Underwriters.  If one or more Underwriters default in
              -----------------------
their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

          10.  Survival.  The respective representations, warranties,
               --------
agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Stockholder, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11.  Termination.
               -----------

          (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company and the Selling Stockholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or any Selling Stockholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

              (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (exclusive of any amendment or supplement thereto);

             (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

             (iii) a banking moratorium shall have been declared by New York or United States authorities; or

              (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the United States financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

          12.  Information Supplied by Underwriters.  The statements set forth
               ------------------------------------
in the last paragraph on the front cover page, in the paragraph on the inside front cover regarding stabilization and under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(a)(ii) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

          13.  Notices.  All communications hereunder shall be in writing and,
               -------
if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company or the Selling Stockholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 700 Chestnut Ridge Road, Chestnut Ridge, New York 10977, Attention: President and Chief Executive Officer.

          14.  Successors.  This Agreement shall inure to the benefit of and
               ----------
shall be binding upon the several Underwriters, the Company, the several Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 8 of this Agreement shall also be for the benefit of any person who controls or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, any person who controls or persons who control the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Stockholders. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

          15.  Applicable Law.  The validity and interpretation of this
               --------------
Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

          16.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, each of the Selling Stockholders and each of the several Underwriters.

                                         Very truly yours,

                                         LeCROY CORPORATION

                                         By_______________________________
                                         Name:
                                         Title:

                                         SELLING STOCKHOLDERS:

                                         ADVENT INTERNATIONAL INVESTORS II
                                         LIMITED PARTNERSHIP

                                         By_______________________________
                                         Name:
                                         Title:


                                         GLOBAL PRIVATE EQUITY II

                                           LIMITED PARTNERSHIP

                                         By_______________________________
                                         Name:
                                         Title:

                                         GOLDEN GATE DEVELOPMENT AND

                                         INVESTMENT LIMITED PARTNERSHIP

                                         By_______________________________
                                         Name:
                                         Title:


                                         INNOVENT CAPITAL LIMITED

                                         By_______________________________
                                         Name:
                                         Title:

The foregoing Agreement is hereby

confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED

COWEN & COMPANY
SALOMON BROTHERS INC
NEEDHAM & COMPANY, INC.

By  PRUDENTIAL SECURITIES INCORPORATED

By_______________________________
Name:  Jean Claude Canfin
Title:  Managing Director

For itself and on behalf of the Representatives.

                                  SCHEDULE 1

                                 UNDERWRITERS

                                                (a)                (b)
                                        Number of Firm      Number of Firm
                                        Securities to be    Securities to be
                                        Purchased from      Purchased from
Undrwriter                              Company             Selling Stockholders
----------                              -----------------    ------------------
Prudential Securities Incorporated
Cowen & Company........................
Salomon Brothers Inc...................
Needham & Company, Inc.................
                                       -----------------    ------------------
                                               658,838             1,341,162
                                       =================    ==================

                                  SCHEDULE 2

                             SELLING STOCKHOLDERS


                                                    Number of Firm
Name                                                Securities to be sold
----                                                ---------------------
Advent International Investors II
 Limited Partnership.............................
Global Private Equity II Limited
 Partnership.....................................
Golden Gate Development and Investment
 Limited Partnership.............................
Innovent Capital Limited.........................
                                                    ---------------------
Total                                                           1,341,162
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